Cash and cash equivalents	12 Months Ended
Mar. 31, 2012
Cash and cash equivalents

3. Cash and cash equivalents:

“Cash and cash equivalents” as of March 31, 2011 and 2012 comprised the following:

	Millions of yen
	2011	2012
Cash	¥305,574	¥161,597
Certificates of deposit	210,000	20,000
Commercial paper	199,977	199,979
Bailment for consumption	50,000	140,000
Other	—	502

Total	¥765,551	¥522,078

The aggregate amount of commercial paper as of March 31, 2011 and 2012 were ¥259,972 million and ¥259,953 million, respectively and ¥59,995 million and ¥59,974 million was recorded in “Short-term investments” in the consolidated balance sheet as they have original maturities of longer than 3 months at the date of purchase and remaining maturities of 1 year or less at the end of fiscal year in addition to the amounts in “Cash and cash equivalents,” which is stated above. Commercial paper is classified as held-to-maturity securities and their amortized amounts approximate their fair value.

The aggregate amount of certificates of deposit as of March 31, 2011 and 2012 were ¥220,000 million and ¥200,000 million, respectively and ¥10,000 million and ¥180,000 million was recorded in “Short-term investments” in the consolidated balance sheet as they have original maturities of longer than 3 months at the date of purchase and remaining maturities of 1 year or less at the end of fiscal year in addition to the amounts in “Cash and cash equivalents,” which is stated above.

Information regarding “Bailment for consumption” is disclosed in Note 13.